UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2011

Brigham Exploration Company
(Exact name of registrant as specified in its charter)

Delaware	001-34224	75-2692967
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Bridgepoint Parkway Building Two, Suite 500 Austin, Texas	78730
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 427-3300

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
We held our Annual Meeting of Stockholders on June 21, 2011. The matters on which the stockholders voted, in person or by proxy, were to (1) elect seven directors to serve until the Annual Meeting of Stockholders in 2012, (2) approve the appointment of KMPG LLP as our independent registered public accounting firm for the year ending December 31, 2011, (3) approve, by a non-binding advisory vote, the compensation paid to our named executive officers in 2010, (4) determine, in a non-binding advisory vote, whether a stockholder vote to approve the compensation of our named executive officers should occur every one, two or three years, (5) amend the 1997 Director Stock Option Plan to extend the term of future options to be granted pursuant to the 1997 Director Stock Option Plan from seven years to ten years and (6) approve the grant of 1,500 shares of common stock to each of our non-employee directors.
The results of the voting are as follows:
1. Election of Directors
Each of the seven directors was elected to serve until the Annual Meeting of Stockholders in 2012. The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ben M. (“Bud”) Brigham	74,088,968	15,811,615	17,367,400
David T. Brigham	75,692,990	14,207,593	17,367,400
Harold D. Carter	72,626,756	17,273,827	17,367,400
Stephen C. Hurley	86,850,767	3,049,816	17,367,400
Stephen P. Reynolds	87,076,908	2,823,675	17,367,400
Hobart A. Smith	86,313,822	3,586,761	17,367,400
Scott W. Tinker, Ph.D.	88,412,070	1,488,513	17,367,400
2. Approval of the Appointment of Independent Registered Public Accounting Firm
The stockholders approved the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2011. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
107,036,869	195,525	42,129	0
3. Advisory Vote on Executive Compensation
The stockholders approved the compensation paid to our named executive officers in 2010. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
86,304,417	3,453,069	143,096	17,373,941

4. Advisory Vote on the Frequency of the Say-on-Pay Vote
Our stockholders recommended that the “say-on-pay” vote be taken every year. The voting results were as follow:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
56,619,326	2,376,689	27,779,768	124,798	17,373,942
Although the vote is advisory, our Board of Directors values the opinion of our stockholders. In light of the voting results on this proposal, the Board has determined that the Company will hold an annual “say-on-pay” vote until the next stockholder vote regarding the frequency of the “say-on-pay” vote.
5. Amendment to the 1997 Director Stock Option Plan
The stockholders approved the amendment to the 1997 Director Stock Option Plan to extend the term of future options to be granted pursuant to the 1997 Director Stock Option Plan from seven years to ten years. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,044,449	19,641,239	214,894	17,373,941
A copy of the Amendment to the 1997 Director Stock Option Plan is attached hereto as Exhibit 10.35 and is incorporated herein by reference. The description of the Amendment to the 1997 Director Stock Option Plan in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Amendment to the 1997 Director Stock Option Plan.
6. Grant of 1,500 Shares of Common Stock to Each of Our Non-Employee Directors
The stockholders approved the grant of 1,500 shares to each of our non-employee directors. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,996,148	24,716,151	188,284	17,373,940
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is filed as part of this current report on Form 8-K:
10.35 Amendment to the 1997 Director Stock Option Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
BRIGHAM EXPLORATION COMPANY
Date: June 24, 2011

By:	/s/ Eugene B. Shepherd, Jr.
Eugene B. Shepherd, Jr.
Executive Vice President & Chief Financial Officers

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